                                                                October 15, 1999
                                                                    MLMI 1999-C1
--------------------------------------------------------------------------------

                     Merrill Lynch Mortgage Investors, Inc.
                 $549.923 million Publicly Offered Certificates
                      Structural and Collateral Term Sheet



Sequential Pay REMIC Classes

                      Initial Aggregate                                  Approx.
                         Certifiate                       Approx.       Weighted        Approx.      Expected
           Ratings       Balance or     Subordination   Pass-Through     Average       Principal       Final       Price Talk
Class     S&P /DCR     Notional Amount      Levels        Rate(1)        Life(2)        Window(2)    Maturity(2)    (bps)(4)
-----     --------    ----------------- -----------     ------------    --------       ----------    -----------   ----------

A-1        AAA/AAA      $100,000,000        26.50%                          5.6      12/99 - 6/08     6/15/08
A-2        AAA/AAA      $350,354,000        26.50%                          9.6       6/08 - 9/09     9/15/09
B           AA/AA       $ 33,700,000        21.00%          (1)             9.9       9/09 - 9/09     9/15/09
C            A/A        $ 27,573,000        16.50%          (1)             9.9       9/09 - 9/09     9/15/09
D           A-/A-       $  9,191,000        15.00%          (1)             9.9       9/09 - 9/09     9/15/09
E          BBB/BBB      $ 21,446,000        11.50%          (1)             9.9       9/09 - 9/09     9/15/09
F         BBB-/BBB-     $  7,659,000        10.25%          (1)             9.9       9/09 - 9/09     9/15/09
IO        AAAr/AAA      $612,727,762         N/A    Variable IO Strip(3)   N/A       12/99 - 6/11     6/15/11
-----------------------------------------------------------------------------------------------------------------------------
G           BB/BB       $ 26,041,000         6.00%          (1)
H            B/B        $ 19,913,000         2.75%          (1)                           Not Offered
J           B-/B-       $  3,064,000         2.25%          (1)
K           NR/NR       $ 13,786,762         0.00%          (1)



(1) The Pass-through Rates applicable to the Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J and Class K Certificates for any Distribution Date will equal the lesser of (i) the indicated fixed rate per annum for such Class and (ii) the Weighted Average Net Mortgage Rate for such Distribution Date, as more fully described in "DESCRIPTION OF THE CERTIFICATES-General" in the Preliminary Prospectus Supplement dated October 15, 1999.
(2) Assuming no prepayments (other than on the Anticipated Repayment Date, if any), modifications, losses, extensions, clean-up calls and that all loans balloon at maturity or Anticipated Repayment Date. Class IO represents a notional principal amount.
(3) The Pass-Through Rate on the Class IO is equal to the excess, if any, of (i) the weighted average of the Net Mortgage Rates on the Mortgage Loans over (ii) the weighted average of the Pass-Through Rates of the other Classes (other than the residual classes).
(4)      Will be priced off of the interpolated weighted average life Treasury
         Curve.


Settlement Date            On or about November 4, 1999.


Collateral                 117 Properties; approximately 30.99% Multifamily,
                           29.7% Office, 22.63% Retail, 7.84% Industrial
                           Warehouse, 3.14% Hospitality, 1.37% Fitness Center,
                           1.31% Healthcare, 1.30% Mixed Use, 1.02% Mobile Home
                           Park, 0.69% Other.

Loan Sellers               Merrill Lynch Mortgage Capital Inc. 45.69%,
                           PaineWebber Real Estate Securities Inc. 27.77%, ORIX
                           Real Estate Capital Markets, LLC 26.54%.

Portfolio DSCR / LTV       1.40x / 70.95% at the Cut-off Date (62.84% at
                           Maturity).

Call Protection            100% of the mortgages are protected by Lockout and/or
                           Defeasance, Yield Maintenance, and/or Percentage
                           Premiums to the extent described herein.

Master Servicer            ORIX Real Estate Capital Markets, LLC

Special Servicer           ORIX Real Estate Capital Markets, LLC

Underwriters               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                           and PaineWebber Incorporated


         Merrill Lynch & Co.                      PaineWebber Incorporated
            Richard Sigg                                Renny Mendez
             Josh Mason                                  John Otis
           (212) 449-3860                              (212) 713-4002


================================================================================
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                October 15, 1999
Merrill Lynch Mortgage Investors, Inc.  1999-C1
Subordination Levels
--------------------------------------------------------------------------------


The following chart summarizes the protection afforded to each Class of Certificates by the initial principal amount of other Classes that are subordinated thereto.


Approximate                       Principal                                  Ratings          Class Size as a
  Initial                            and                Initial              -------           Percentage of
  Credit        Interest-Only      Interest           Certificate                                  Initial Pool
  Support        Certificates   Certificates            Balance        S&P            DCR        Balance (1)
-----------     -------------   ------------          -----------      ---            ---     -----------------

 26.50                            Class A-1          $100,000,000       AAA            AAA          16.32

 26.50                            Class A-2          $350,354,000       AAA            AAA          57.18

 21.00                            Class B             $33,700,000        AA            AA            5.50

 16.50                            Class C             $27,573,000        A              A            4.50

 15.00                            Class D             $ 9,191,000        A-            A-            1.50

 11.50             Class IO       Class E             $21,446,000       BBB            BBB           3.50
                  (AAAr/AAA)
 10.25                            Class F             $ 7,659,000       BBB-          BBB-           1.25

  6.00                            Class G             $26,041,000        BB            BB            4.25

  2.75                            Class H             $19,913,000        B              B            3.25

  2.25                            Class J             $ 3,064,000        B-            B-            0.50

  0.00                            Class K             $13,786,762      NR(2)          NR(2)          2.25




(1) Initial Pool Balance means the aggregate of the Stated Principal Balances of the Mortgage Loans on the Cut-off Date.
(2)      NR=Not Rated.


================================================================================
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                October 15, 1999
Merrill Lynch Mortgage Investors, Inc. 1999-C1
--------------------------------------------------------------------------------
Transaction Summary


Depositor                           Merrill Lynch Mortgage Investors, Inc.

Offered Certificates                Class A-1 and Class A-2 (together the "Class
                                    A Certificates"), Class IO, Class B, Class,
                                    C, Class D, Class E and Class F.

Loan Sellers                        Merrill Lynch Mortgage Capital Inc.
                                    (45.69%), Paine Webber Real Estate
                                    Securities Inc. (27.77%) and ORIX Real
                                    Estate Capital Markets, LLC (26.54%).

Rating Agencies                     Standard and Poor's Ratings Services ("S&P")
                                    and Duff and Phelps Credit Rating Co.
                                    ("DCR")

Legal Structure                     Sequential pay REMIC classes rated AAA
                                    through BBB- offered.

Cut-off Date                        November 1, 1999 for  most of the Mortgage
                                    Loans. For eight of the Mortgage Loans
                                    (2.06%), the Cut-Off Date is November 5,
                                    1999.

Settlement Date                     On or about November 4, 1999

Distribution Date                   The 15th day of each month (or if such day
                                    is not a business day, the next succeeding business day) beginning on December 15, 1999, provided, however, that the
                                    Distribution Date will be no earlier than the fourth business day following the Determination Date in the month in which such Distribution Date occurs. The
                                    Determination Date is the 10th day of each month (or, if not a business day, the immediately preceding business day).

Master Servicer                     ORIX Real Estate Capital Markets, LLC.

Special Servicer                    ORIX Real Estate Capital Markets, LLC.

Trustee                             Norwest Bank Minnesota, National Association

ERISA Classes A-1, A-2, and IO are expected to be ERISA eligible, subject to certain limitations.

SMMEA Eligibility                   The Certificates are not SMMEA eligible.

Optional Termination                1% Clean-Up Call.


Certificate Registration            Each Class of Offered Certificates will be
                                    represented by one or more global
                                    Certificates registered in the name of Cede
                                    & Co., as nominee of the DTC for each
                                    principal paying class.

Pricing Speed                       0% CPR (assuming each Anticipated
                                    Repayment Date ("ARD") Loan prepays on its
                                    Anticipated Repayment Date) for each
                                    principal paying class.

                                    100% CPR after Lockout and/or Yield
                                    Maintenance penalties expire for Class IO.

Underwriters                        Merrill Lynch, Pierce, Fenner and Smith
                                    Incorporated and PaineWebber Incorporated.



================================================================================
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                October 15, 1999
Merrill Lynch Mortgage Investors, Inc. 1999-C1
--------------------------------------------------------------------------------
Certificate Structure Summary

Distribution of Principal and       On each Distribution Date each Class is
Interest:                           generally entitled, subject to the priority
                                    of payments, to receive interest accrued on its certificate balance or notional amount at the applicable Pass-Through Rate during the month preceding the month in which that Distribution Date occurs. There are circumstances relating to the timing of prepayments in which your interest entitlement for a Distribution Date could be less than one full month's interest at the Pass-Through Rate on your certificate's principal balance or notional amount. We call this type of shortfall a "Prepayment
                                    Interest Shortfall."

                                    The amount of principal required to be
                                    distributed to the Classes entitled to
                                    principal on a particular Distribution Date also can be found starting on p. S-82 of the preliminary Prospectus Supplement.

                                    On each Distribution Date, the Available
                                    Distribution Amount from the Mortgage Loans, will be distributed in the following amounts and order of priority:

                                    Step 1/Class A and Class IO: To interest on
                                    Classes A-1 and A-2 and Class IO, pro rata, in accordance with their interest entitlements.

                                    Step 2/Class A: To the extent of funds
                                    available for principal, to principal on Classes A-1 and A-2, in that order, until reduced to zero. If each Class of certificates other than Class A has been reduced to zero, funds available for principal will be distributed to Classes A-1 and A-2, pro rata, rather than sequentially.

                                    Step 3/Class A: To reimburse Classes A-1 and
                                    A-2, pro rata, for any previously
                                    unreimbursed losses on the Mortgage Loans allocable to principal that were previously borne by those classes together with interest.

                                    Step 4/Class B: To Class B in this order:
                                    (a) to interest on Class B in the amount of its interest entitlement; (b) to the extent of funds available for principal, to principal on Class B until reduced to zero; and (c) to reimburse Class B for any previously unreimbursed losses on the Mortgage Loans allocable to principal that were previously borne by that Class, together with interest.

                                    Step 5/Class C: To Class C in a manner
                                    analogous to the Class B allocations of Step
                                    4.

                                    Step 6/Class D: To Class D in a manner
                                    analogous to the Class B allocations of Step
                                    4.

                                    Step 7/Class E: To Class E in a manner
                                    analogous to the Class B allocations of Step
                                    4.

                                    Step 8/Class F: To Class F in a manner
                                    analogous to the Class B allocations of Step
                                    4.

================================================================================
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                October 15, 1999
Merrill Lynch Mortgage Investors, Inc. 1999-C1
--------------------------------------------------------------------------------
Certificate Structure Summary


Distribution of Principal and       Step 9/Private Certificates: To each Class
Interest (cont'd):                  of Private Certificates (other than the
                                    Residual Certificates), in the amounts and order of priority described in the preliminary Prospectus Supplement, in each case in a manner analogous to the Class B allocations of Step 4, and then to the Residual Certificates.

                                    See the discussion starting on p. S-82 of the preliminary Prospectus Supplement.

Subordination / Allocation
of Losses                           Losses from any Mortgage Loan will generally
                                    be allocated in reverse alphabetical order to the Certificates with Certificate
                                    Principal Balances. The chart below
                                    describes the manner in which the rights of various Classes will be senior to the rights of other Classes. Entitlement to receive principal (other than in respect of the Class IO Certificates) and interest on any distribution date is depicted in descending order; provided, however, after the
                                    Certificate Balance of the Subordinate
                                    Certificates is reduced to zero,
                                    distributions of principal will be made to the Class A-1 and Class A-2 Certificates pro rata, based on their respective Class
                                    Certificate Balances. The manner in which Mortgage Loan losses are allocated (other than in respect of the Class IO
                                    Certificates) is depicted below in ascending order.

                                    ----------------
                                        Class A-1
                                    ----------------
                                            |                ---------------
                                             --------------     Class IO
                                            |                ---------------
                                            |
                                    ----------------
                                        Class A-2
                                    ----------------
                                            |
                                    ----------------
                                         Class B
                                    ----------------
                                            |
                                    ----------------
                                         Class C
                                    ----------------
                                            |
                                    ----------------
                                         Class D
                                    ----------------
                                            |
                                    ----------------
                                         Class E
                                    ----------------
                                            |
                                    ----------------
                                         Class F
                                    ----------------
                                            |
                                    ----------------
                                         Class G
                                    ----------------
                                            |
                                    ----------------
                                         Class H
                                    ----------------
                                            |
                                    ----------------
                                         Class I
                                    ----------------

            See page S-88 of the preliminary Prospectus Supplement.


================================================================================
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                October 15, 1999
Merrill Lynch Mortgage Investors, Inc. 1999-C1
--------------------------------------------------------------------------------
Certificate Structure Summary


Prepayment Provisions               90.25% of the Mortgage Loans prohibit
                                    voluntary prepayment for most of their
                                    terms. 9.75% of the Mortgage Loans prohibit voluntary prepayment until a date specified in the related Note and then impose a Yield
                                    Maintenance Charge or Percentage Premium for most of the remaining term. In addition, 9 loans representing 15.12% percent of the pool are Anticipated Repayment Date loans which allow prepayment with no penalty on or after the Anticipated Repayment Date.


                                    See pages S-42 of the preliminary
                                    Prospectus Supplement.

Defeasance                          The terms of 90.25% of the Mortgage Loans
                                    grant the related borrower the option at any time after at least two years from the Closing Date to obtain the release of the lien of the Mortgage on the related
                                    Mortgaged Property by substituting for such Mortgaged Property, as collateral for the related Mortgage Note, non-callable U.S.
                                    Treasury securities which provide for
                                    payments on or prior to each Due Date and the maturity date or Anticipated Repayment
                                    Date, as the case may be, of amounts at
                                    least equal to the amounts which would have been payable on each such date under the terms of the related Mortgage Loan. No Yield
                                    Maintenance Charge or Percentage Premium will be payable in connection with the release of a Mortgaged Property as described above.

                                    See page S-42 of the preliminary Prospectus
                                    Supplement.

Reports to
Certificateholders                  On each Distribution Date, the Trustee will
                                    make available on its website to any
                                    interested parties a statement as of such date setting forth the amounts distributed to the holders of each Class of Certificates. The Trustee will make available on its website to any interested parties a report, based on information that it receives from the Master Servicer or Special Servicer, containing certain information regarding the Mortgage Loans as of the end of the related Collection Period including: (i) distributions of principal, interest, yield maintenance charges and percentage premiums; (ii) the amount of P &
                                    I Advances, (iii) outstanding Mortgage Loan and Certificate Balances; (iv) delinquency and prepayment data; (v) and the amount of any Appraisal Reductions.

                                    In addition, subject to the limitations set forth in the Pooling and Servicing Agreement, the Trustee or the Master Servicer, as appropriate, must also make available to you at its office (i) all statements delivered to holders of Offered Certificates on each Distribution Date since the Closing Date (ii) the most recent property inspection report prepared by or on behalf of the Special Servicer in respect of each Mortgaged Property, (iii) any and all statements and reports delivered to, or collected by, the Master Servicer or Special Servicer, from the borrowers, including the most recent annual property operating statements, rent rolls and borrower financial statements, (iv) any and all


================================================================================
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                October 15, 1999
Merrill Lynch Mortgage Investors, Inc. 1999-C1
--------------------------------------------------------------------------------
Certificate Structure Summary

                                    modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Master Servicer or Special Servicer and delivered to the Trustee and (v) the Pooling and Servicing Agreement and any amendments thereto.

                                    Information Available Electronically. The
                                    Trustee will make available each month to any interested party, the Distribution Date Statement and the certain servicer reports via the Trustee's internet website. The Trustee's internet website will initially be located at "www.ctslink.com/cmbs". For assistance with the above mentioned services, investors may call (301) 815-6600. In addition, the Trustee will also make Mortgage Loan information as presented in the CMSA loan setup file and CMSA Loan File format available via the Trustee's internet website. In addition, pursuant to the Pooling and Servicing Agreement, the Trustee will make available, as a convenience for interested parties (and not in furtherance of the distribution of the Prospectus or the Prospectus Supplement under the securities laws), the Pooling and Servicing Agreement, the Prospectus and This Prospectus Supplement via the Trustee's internet website.

                                    The Trustee will make available each month, certain other servicing reports and the CMSA Property File, to any holder or Certificate Owner of an Offered Certificate or any person identified to the Trustee as a prospective transferee of an Offered Certificate or any interest therein, the Rating Agencies, the Underwriters and to any of the parties to the Pooling and Servicing Agreement (collectively, "Private Persons") via the Trustee's internet website with the use of a password provided by the Trustee to such person upon receipt by the Trustee from such person of a certification in the form attached to the Pooling and Servicing Agreement; provided, however, that the Rating Agencies, the Underwriters and the parties to the Pooling and Servicing Agreement will not be required to provide such certifications.

                                    In addition, the Trustee will make available to you certain reports that are prepared by the Master Servicer in the form attached to the Prospectus Supplement as "Annex D".

                                    See page S-93 of the preliminary Prospectus
                                    Supplement.

Representations and
Warranties                          Each Mortgage Loan Seller will make certain
                                    representations and warranties with respect to each Mortgage Loan.

                                    See page S-64 of the preliminary Prospectus
                                    Supplement.

Advancing                           The Master Servicer, and if it fails to do
                                    so, the Trustee, will be required to make
                                    (i) P & I Advances (excluding principal
                                    Balloon Payments and any excess interest from ARD Loans, Prepayment Premiums and default interest) and (ii) servicing advances through liquidation of a Mortgage
                                    Loan, unless such Advances are determined by the Master Servicer to be Nonrecoverable
                                    Advances, and, in the case of P & I
                                    Advances, subject to


================================================================================
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                October 15, 1999
Merrill Lynch Mortgage Investors, Inc. 1999-C1
--------------------------------------------------------------------------------
Certificate Structure Summary


                                    the effect of any Appraisal Reductions that may occur.

                                    See page S-90 of the preliminary Prospectus
                                    Supplement.

Special Servicer
Responsibilities                    When a Mortgage Loan is more than 60 days
                                    delinquent, or upon the occurrence of
                                    certain other events, the Servicer will
                                    transfer its servicing responsibilities to the Special Servicer. Material loan extensions and modifications will be carried out by the Special Servicer. The Special
                                    Servicer has the flexibility to modify
                                    Loans, subject to the Servicing Standards set forth in the Pooling and Servicing
                                    Agreement and subject to certain other
                                    limitations described therein.

                                    See pages S-70 and S-74 of the preliminary
                                    Prospectus Supplement.

Controlling Class:                  The Controlling Class of Sequential Pay
                                    Certificates is the Class of Sequential Pay
                                    Certificates that has the latest
                                    alphabetical Class designation and that has a Certificate Balance that is greater that 20% of its original Certificate Balance (or if no Class of Sequential Pay Certificates has a Certificate Balance that is greater than 20% of its original Certificate
                                    Balance, the Class of Sequential Pay
                                    Certificates with the latest alphabetical
                                    Class designation). The holder of the
                                    majority of the Controlling Class will have certain rights with respect to the selection and direction of actions of the Special
                                    Servicer.

                                    See pages S-71 and S-75 of the preliminary
                                    Prospectus Supplement.



Appraisal Reductions                An appraisal will be obtained by the Special
                                    Servicer if a Mortgage Loan becomes 90 days delinquent, or upon the occurrence of certain other events. An Appraisal Reduction may result, which would have the effect of reducing the amount of P & I Advances made by the Servicer.

                                    See page S-91 of the preliminary Prospectus
                                    Supplement.


================================================================================
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                                October 15, 1999
Merrill Lynch Mortgage Investors, Inc. 1999-C1
--------------------------------------------------------------------------------
Mortgage Pool Summary


Mortgage Pool                       The Mortgage Pool will consist of 108 fixed
                                    rate Mortgage Loans on 31 multifamily, 22
                                    office, 32 retail, 14 industrial, 4
                                    healthcare, 3 hospitality, 2 mixed use, 6
                                    mobile home parks, 1 fitness center, 1
                                    parking garage, and 1 self storage with an Initial Pool Balance of approximately
                                    $612,727,763. See pages 41 through 56 for more information on the Mortgage Loans. All statistics presented below and on the following pages are approximate and are based on the assumed composition of the Mortgage Pool.


Cut-off Balance                                     $      612,727,763
No. of Properties                                                  117
No. of Loans                                                       108
Average Loan Size                                   $        5,673,405
Minimum Loan Size                                   $          721,001
Maximum Loan Size                                   $       26,086,864
WA Coupon                                                        7.978%
WA DSCR                                                           1.40x.
WA LTV at Cut-off                                                70.95%
WA LTV at Maturity                                               62.84%
WA Loan Maturity                              Approximately 114 months.


                                                                                              Loan
                                                                                              per
                                                     Wtd.     Wtd.                            s/f,
                                                     Avg.     Avg.      Wtd.   Wtd.           Unit,
                      Number     Cut-off   Cut-off  Mortgage Remaining   Avg.  Avg.    Occ.    Pad,      Avg.
                       of        Balance   Balance   Rate    Terms      DSCR   LTV      %      Room      Prop.
 Property Type      Properties     ($)      (%)      (%)     (Mos.)      (x)   (%0     (1)    or Bed    Size(2)
 -------------      ----------   -------   -------  -------- --------   -----  -----   ----  -------   -------

Multifamily             31   $189,891,684    30.99%  7.688%    108     1.32x  74.07%   95%   $35,138      331

Office                  22    181,986,532    29.70%  7.944%    116     1.45x  70.69%   95%        83  220,388

Retail                  32    138,682,743    22.63%  8.182%    117     1.33x  71.04%   96%       146   89,553

Industrial              14     48,030,395     7.84%  8.322%    117     1.32x  70.86%   99%        47  117,311

Hospitality              3     19,259,605     3.14%  8.226%    118     1.87x  51.67%   61%    40,816      210

Fitness Center           1      8,394,533     1.37%  8.950%    119     1.40x  64.57%  100%       106   79,015

Healthcare               4      8,004,455     1.31%  8.013%    111     2.44x  57.41%   81%    16,532      125

Mixed Use                2      7,976,388     1.30%  8.264%    117     1.27x  74.21%   99%     6,166   38,341

Mobile Home Park         6      6,263,010     1.02%  7.807%    117     1.56x  66.34%   97%    13,929       98

Other (Parking           1      2,393,501     0.39%  8.500%    117     1.36x  63.83%  100%       107   22,293
Garage)

Self Storage             1      1,844,916     0.30%  8.420%    117     1.48x  69.62%   95%        48   38,735
                      ----     ----------  -------  ------   -----    ------  -----   ---     ------   ------
Totals/Weighted
Average                117   $612,727,763   100.00%  7.978%    114     1.40x  70.95%   95%      n/a      n/a
                      ====   ============   =======  ======  =====    ======  ======  ===    ======    ======



(1) Weighted average of the occupancy percentage for the corresponding property type determined on the basis of the individual occupancy percentage set forth on Annex A of the Prospectus Supplement.

(2) Average Property Size refers to total leasable square feet with respect to retail, office and industrial properties, number of units with respect to multifamily properties, number of pads with respect to manufactured housing communities, number of guest rooms with respect to each hospitality property, number of square feet with respect to self-storage facilities and number of beds with respect to Healthcare facilities.


Property Locations                  Properties are located in 33 states, with
                                    the largest concentrations in Texas
                                    (18.25%), California (11.38%), New York
                                    (7.90%), Maryland (7.27%) and Connecticut
                                    (7.03%). No other state represents a
                                    property concentration in excess of 5%.

Remaining Terms to                  Approximately 2.77% of the Mortgage
                                    Loans have remaining terms

================================================================================
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

Maturity to maturity/ARD varying between 63-72 months, 1.95% of the Mortgage Loans have remaining terms to maturity/ARD varying between 85-96 months, 6.44% of the mortgage Loans have remaining terms to maturity/ARD varying between 97-108 months, and the 87.51% of the Mortgage Loans have remaining terms to maturity/ARD varying between 109-120 months. 1.33% of the Mortgage Loans have remaining terms to maturity/ARD varying between 121-139 months.

Balloon Payments                    84.88% of the Mortgage Loans require balloon
                                    payments at maturity. The remaining 15.12% of the Mortgage Loans are hyper amortizing.

Interest Accrual Period             100% of the Mortgage Loans accrue interest
                                    on a Actual/360 basis.



================================================================================
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                               October 15, 1999

Merrill Lynch Mortgage Investors, Inc. 1999-C1
--------------------------------------------------------------------------------
Borrower Concentrations

Borrower Concentrations             Other than the Associated
                                    Estates Realty Portfolio (7% of the Initial
                                    Pool balance), there are no sponsor
                                    concentrations in excess of 3.5% of the
                                    Initial Pool Balance.

Associated Estates Realty Portfolio (Approx. $42,865,247 -- 7.00% of Initial
Pool). This Portfolio of three Mortgage Loans is secured by three multifamily communities located in Silver Springs, Maryland, Farmington Hills, Michigan and Columbus, Ohio. The borrowing entities for these loans are controlled by Associated Estates Realty Corporation ("AERC"), a publicly traded REIT. AERC is one of the largest owners of multifamily communities in the United States with over 35,000 apartments. AERC has over 30 years experience in the business of developing and managing apartment complexes. The property breakdown is as follows: Hampton Point (Approx. $18,442,154) which was constructed in 1986, is located in Silver Springs (Montgomery County), Maryland, approximately 14 miles north of Washington, DC. The Mortgaged Property is located between U.S. Route 29 and Interstate 95, and provides access to the surrounding Prince George's, Montgomery and Howard Counties. The complex consists of 352 units garden style apartments and offers amenities that include a swimming pool, cabana area and children's playground. The occupancy rate at Hampton Point averaged 96% in 1998 and, as of May 1999, averaged 96%. As of April 1999, the appraised value of the property was $26,400,000, indicating Cut-Off Date LTV of 69.86%. The Underwritten Net Cash Flow is $1,907,604, indicating a DSCR of 1.23x. Spring Valley (Approx. $11,962,178) consists of seventeen two-story buildings containing 224 one-and two-bedroom units. All units are equipped with full sized washer/dryer, microwave, self-cleaning oven and have either a patio or balcony. Selected units also have sunrooms, fireplaces, vaulted ceilings and mini storage. The complex was built in 1987. The complex is located in Farmington Hills (Oakland County), Michigan, a suburb of Detroit. Occupancy at Spring Valley averaged 93% for the trailing three months ending June 1999 and, as of June 1999 was 93%. As of April 1999, the appraised value of the property was $15,720,000, indicating Cut-Off Date LTV of 76.10%. The Underwritten Net Cash Flow is $1,221,573, indicating a DSCR of 1.22x. Saw Mill Village (Approx. $12,460,915) is located 10 miles northwest of the Columbus central business district. The complex consists of twelve two- and three-story garden apartment buildings containing 340 one, two and three bedroom units. The complex was built in 1987 on a 22.61 acre site. The property's amenities include a clubhouse with fitness center, racquetball court, indoor pool and jacuzzi, outdoor pool and jacuzzi and tennis, basketball and volleyball courts. Occupancy for the trailing twelve month period ending March, 1999 averaged 96. %. As of April 1999, the appraised value of the property was $17,430,000, indicating Cut-Off Date LTV of 71.49%. The Underwritten Net Cash Flow is $1,377,547, indicating a DSCR of 1.31x.

--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                               October 15, 1999
Merrill Lynch Mortgage Investors, Inc. 1999-C1
--------------------------------------------------------------------------------
Ten Largest Mortgage Loans

Ten Largest Mortgage Loans          The largest Mortgage Loan represents
                                    approximately 4.26% of the Initial Pool
                                    Balance; the three largest Mortgage Loans represent 11.80%; the ten largest Mortgage
                                    Loans represent 32.00%.

--------------------------------------------------------------------------------------------------------------
                                             Percentage
                                Aggregate       of
                                 Cut-off      Initial                  Stated              Cut-off    LTV
                                  Date         Pool       Mortgage    Remaining            Date LTV   Ratio at
 Property Name                   Balance      Balance       Rate     Term (mos.)   DSCR      Ratio    Maturity
 -------------                   -------      -------     --------   -----------   ----    --------   --------
 Potomac Heights Apartments    26,086,864       4.26%      6.977       103         1.34     79.78      70.58
 Blue Cross Blue Shield
 Building                      25,288,017       4.13%      7.850       119         1.79     61.78      55.18
 Pond View Corporate Center    20,930,804       3.42%      7.790       115         1.25     72.18      63.51
 College Square                18,825,623       3.07%      7.980       118         1.25     75.60      66.65
 First American Building       18,568,200       3.03%      8.200       118         1.26     76.10      68.55
 Hampton Point                 18,442,154       3.01%      7.500       115         1.23     69.86      62.02
 Lakeside Plaza Office
 Center                        18,170,833       2.97%      7.950       117         1.27     72.68      65.13

 Norport Apartments             3,243,748
 Colonial Court                 1,362,811
 Lee Hall                       8,792,361
 River Drive Apartments         3,975,198
                               ----------
 Virginia Apartment Portfolio  17,374,119       2.84%      8.200       117         1.49     68.99      62.18

 Frazier-King Building         16,439,315       2.68%      7.500       114         1.27     71.48      63.51
 Tanglewood Apartments         15,969,297       2.61%      7.790       117         1.23     79.85      70.16
--------------------------------------------------------------------------------------------------------------

Description

Potomac Heights Apartments (Approx. $26,086,864 -- 4.26% of the Initial Pool). This Mortgage Loan is secured by the Potomac Heights Apartments complex. The property is located in Fort Washington (Prince George's County), Maryland. It is situated approximately three miles south of the Capital Beltway and about seven miles southwest of Andrews Air Force Base. This 27.82 acre site is improved with a 606-unit garden complex containing 13 three- and four-story buildings. The Prince George's County market has remained stable over the past seven years with occupancy rates exceeding 95%. As of May 1999, the trailing three month occupancy was approximately 95%. As of March, 1999, the appraised value was $32,700,000, indicating a Cut-Off Date LTV of 79.78%. The Underwritten Net Cash Flow is $2,816,555, indicating a DSCR of 1.34x.

Blue Cross Blue Shield Building (Approx. $25,288,017 -- 4.13% of the Initial
Pool). This Mortgage Loan is secured by a 348,410 square foot office building in Columbia, South Carolina. The property is 100% leased to Blue Cross Blue Shield of South Carolina. As of May 1999, the appraised value was $40,930,000 indicating a Cut-Off Date LTV of 61.78%. The Underwritten Net Cash Flow is $3,926,149, indicating a DSCR of 1.79x.

Pond View Corporate Center (Approx. $20,930,804 -- 3.42% of the Initial Pool). This Mortgage Loan is secured by two multi-tenant office buildings aggregating 232,538 rentable square feet located in Farmington, Connecticut. The Pond View Corporate Center was built in two phases, in 1986 and 1988. The subject property was developed by the Fusco Corporation (an affiliate of the borrowing entity). Fusco Corporation has been in existence over 75 years and is one of the largest real estate and development companies in the State of Connecticut. Occupancy average as for the

--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                               October 15, 1999
Merrill Lynch Mortgage Investors, Inc. 1999-C1
--------------------------------------------------------------------------------
Ten Largest Mortgage Loans


trailing twelve month period ending August, 1999 was 98%. Major tenants include Kaiser, Allstate, Transamerica, Microsoft, Kelly Services and the law firm of Levy & Droney. As of March, 1999, the appraised value was $29,000,000, indicating a Cut-Off Date LTV of 72.18%. The Underwritten Net Cash Flow is $2,298,790, indicating a DSCR of 1.25x.

College Square (Approx. $18,825,623 -- 3.07% of the Initial Pool). This Mortgage Loan is secured by a 180,523 square foot shopping center. The property is located in Cerritos (Los Angeles County), California within the Greater Los Angeles Area defined as within a 60-mile radius of the Los Angeles Central Business District. The center is anchored by two investment grade tenants, Staples and Home Depot, as well as LA Fitness. The subject was built in 1973 and underwent renovations in 1986, 1992 and 1999. The Staples space is scheduled to be delivered and Staples is scheduled to take occupancy of its space in November 1999. Pursuant to the lease, rental payments commence 60 days following delivery of the premises to Staples. The borrower has placed into escrow approximately $1,700,000 (the "Staples Escrow") of the proceeds of the College Square Loan to cover certain contingencies with respect to the Staples space. The Staples Escrow will not be advanced to the borrower if, among other factors, Staples does not take occupancy or thee borrowers fails to uphold certain covenants in the lease, but may instead be applied as a prepayment on the Mortgage Loan or towards scheduled debt service on the College Square Loan. The appraised value was $24,900,000, indicating a Cut-Off Date LTV of 75.60%. The Underwritten Net Cash Flow is $2,092,544, indicating a DSCR of 1.25x.

First American Building (Approx. $18,568,200 -- 3.03% of the Initial Pool). This Mortgage Loan is secured by a 230,700 square foot office building in Dallas, Texas. The property, which houses the division headquarters and national operation center of First American Real Estate Tax Service, is a single tenant office building with an occupancy rate of 100%. The lease expires on June 30, 2012; however, the tenant has the option to terminate on June 30, 2007 upon one year's prior notice and payment of a $2,286,667 termination fee, the right to which has been assigned to lender. As of June, 1999 the appraised value was $24,400,000, indicating a Cut-Off Date LTV of 76.10%. The Underwritten Net Cash Flow is $2,096,867, indicating a DSCR of 1.26x.

Hampton Point (Approx. $18,442,154-- 3.01% of the Initial Pool). See description in "Borrower Concentrations" above.

Lakeside Plaza Office Center (Approx. $18,170,833 -- 2.97% of the Initial Pool). This Mortgage Loan is secured by an office complex in Salt Lake City, Utah. As of July 1999, the office complex was 100% occupied. Major tenants include Providian Bancorp Services and United Health Services. As of June, 1999, the appraised value was $25,000,000 indicating a Cut-Off date LTV of 72.68%. The Underwritten Net Cash Flow is $2,030,179 indicating a DSCR of 1.27x.

Virginia Apartment Portfolio (Approx. $17,374,119 -- 2.84% of the Initial Pool). This Mortgage Loan is secured by four separate multi-family developments in the Hampton Roads and Richmond-St. Petersburg, Virginia area. As of April 13, 1999, the combined appraised value of all four properties was $25,185,000, indicating a Cut-Off date LTV of 68.99%. The Underwritten Net Cash Flow for all four properties is $2,331,033, indicating a DSCR of 1.49x. The property breakdown is as follows: Lee Hall Apartments. This property, located in Petersburg, Virginia, consists of 146 two-story and eight single-story apartment buildings. As of April 1999, the

--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.
                                                                              13

                                                               October 15, 1999
Merrill Lynch Mortgage Investors, Inc. 1999-C1
--------------------------------------------------------------------------------
Ten Largest Mortgage Loans


appraised value was $12,855,000. As of May, 1999, the property had a 91% occupancy rate. Colonial Court. This property, located in Colonial Heights, Virginia, consists of a 64-unit apartment complex. As of April, 1999, the appraised value was $1,530,000. As of May 1999, the property had a 94% occupancy rate. River Drive Apartments. This property, located in Newport News, Virginia, consists of 44 two-and three-story apartment buildings. As of April 1999, the appraised value was $5,650,000. As of June, 1999, the property had a 95% occupancy rate. Norport Apartments. This property, located in Portsmouth, Virginia, consists of 20 two-story apartment buildings. As of April 1999, the appraised value was $5,150,000. As of April, 1999 the property had a 89% occupancy rate.

Frazier/King Building (Approx. $16,439,315 -- 2.68% of the Initial Pool). This Mortgage Loan is secured by an office complex located within the Las Colinas area of Irving, Texas. As of April 1999, the office complex was 91% occupied. Major Tenants include GTE, Fox Sports, Southwest Airlines and Arthur Andersen. As of April 1999, the appraised value was $23,000,000 indicating a Cut-Off Date LTV of 71.48%. The Underwritten Net Cash Flow is $1,761,742, indicating a DSCR of 1.27x.

Tanglewood Apartments (Approx. $15,969,297 -- 2.61% of the Initial Pool). This Mortgage is secured by the Tanglewood Apartments. The Mortgaged Property is located in Hammond, Indiana; approximately 20 miles southeast of downtown Chicago . The 19.71 acre site is improved with 17 three story apartment buildings containing 408 units. Amenities include laundry facilities, outdoor swimming pool, sauna, clubhouse, tennis courts, playground, picnic area, and storage. The Mortgage Property is easily accessible to public transportation and is within close proximity to Interstate 80. Historical occupancy for the subject has been 92%, 92%, 93% and 94% for 1996, 1997, 1998, and the trailing 12-month period respectively. As of June, 1999, the appraised value of the subject was $20,000,000, indicating a cut-off-date LTV of 79.85%. The underwritten net cash flow is $1,710,861, indicating a DSCR of 1.23x.

--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.
                                                                              14

                                                               October 15, 1999
Merrill Lynch Mortgage Investors, Inc. 1999-C1
--------------------------------------------------------------------------------
Percentage Premiums and Yield Maintenance Charges

Restrictions

100% of the Mortgage Loans have protection against voluntary prepayment during their terms with varying periods of Lockout, Yield Maintenance and/or Percentage Premiums until a specified period of time (generally between three and four months) immediately prior to their respective maturity dates (or, with respect to ARD Loans, their respective Anticipated Repayment Dates) during which there are no restrictions on voluntary prepayment.

More generally, 101 loans or 90.25% of the initial pool balance is either locked out or protected by defeasance, 6 loans or 8.53% pool balance is protected by lockout followed by a yield maintenance period, and 1 loan or 1.22% of the initial pool balance is protected by lockout followed by a period of fixed percentage premiums.

Allocation of Percentage Premiums and Yield Maintenance Charges

Percentage Premiums. 25% of Percentage Premiums will be allocated on any distribution date, to the Class A, B, C, D, E and F Certificate holders based on principal distributed to such Class on such distribution date. Only Classes A, B, C, D, E and F will receive this distribution. All remaining amounts of Percentage Premiums will be distributed to Class IO. Please see page S-88 of the Prospectus Supplement for a description of the allocation of Percentage Premiums.

Yield Maintenance Charges. Substantially all Yield Maintenance Charges are calculated flat to Treasuries. The fraction of Yield Maintenance Charges distributed to each eligible principal paying bond class (Classes A, B, C, D, E and F) is defined by:

(a) The principal distributed to each such class divided by the total principal distributed to all classes of Certificates multiplied by

(b) (Bond Coupon - Treasury Rate) / (Mortgage Rate-Treasury Rate),

where (b) is not to exceed 1.0, or be less than zero.

This fraction is multiplied by the Yield Maintenance Charge, to determine the amount allocated among Classes A, B, C, D, E and F whichever are currently receiving principal on the distribution date. Class IO will receive the remainder of any Yield Maintenance Charges.

Please see page S-88 of the Prospectus Supplement for a description of the allocation of Yield Maintenance Charges.

--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.
                                                                              15

                                                               October 15, 1999
Merrill Lynch Mortgage Investors, Inc. 1999-C1
--------------------------------------------------------------------------------
Percentage Premiums and Yield Maintenance Charges

The following table summarizes the amounts and percentages of the Pool Balance which are subject to a Lockout Period, Yield Maintenance Charge or Percentage Premium on an annual basis over the life of the Trust (assuming no loan prepayments, modifications, defaults or extensions).

Percentage Lock-out/Premium Analysis
--------------------------------------------------------------------------------------------------------
                                      Current  12 Mo.    24 Mo.    36 Mo.    48 Mo.   60 Mo.    72 Mo.
                                       Nov.     Nov.      Nov.      Nov.      Nov.     Nov.      Nov.
Prepayment Restriction                 1999      2000      2001      2002     2003     2004      2005
----------------------                 ----      ----      ----      ----     ----     ----      ----
Locked Out and/or Defeasance           100.0%    98.8%     97.1%     95.5%     94.2%    90.3%     92.8%
Yield Maintenance                        0.0      0.0       1.7       3.2       4.6      7.0       7.2
Percentage Premium
  5.00%                                  0.0      1.2       0.0       0.0       0.0      0.0       0.0
  4.00                                   0.0      0.0       1.2       0.0       0.0      0.0       0.0
  3.00                                   0.0      0.0       0.0       1.2       0.0      0.0       0.0
  2.00                                   0.0      0.0       0.0       0.0       1.2      0.0       0.0
  1.00                                   0.0      0.0       0.0       0.0       0.0      1.2       0.0
  Open                                   0.0      0.0       0.0       0.0       0.0      1.5       0.0
                                      -------- --------- --------- --------- -------- --------- --------
TOTALS                                 100.0%   100.0%    100.0%    100.0%    100.0%   100.0%    100.0%
Mortgage Pool Balance ($ millions)     $612.7   $607.6    $601.9    $595.7    $589.0   $581.9    $558.4
% of Initial Pool Balance              100.0%    99.2%     98.2%     97.2%     96.1%    95.0%     91.1%
--------------------------------------------------------------------------------------------------------

Percentage Lock-out/Premium Analysis
------------------------------------------------------------------------------------
                                     84 Mo.    96 Mo.    108 Mo.   120 Mo.   132 Mo.
                                      Nov.      Nov.      Nov.      Nov.      Nov.
Prepayment Restriction                2006      2007      2008      2009      2010
----------------------                ----      ----      ----      ----      ----
Locked Out and/or Defeasance           92.9%     92.7%     89.9%   100.0%    100.0%
Yield Maintenance                       7.1       5.9       6.3      0.0       0.0
Percentage Premium
  5.00%                                 0.0       0.0       0.0      0.0       0.0
  4.00                                  0.0       0.0       0.0      0.0       0.0
  3.00                                  0.0       0.0       0.0      0.0       0.0
  2.00                                  0.0       0.0       0.0      0.0       0.0
  1.00                                  0.0       0.0       0.0      0.0       0.0
  Open                                  0.0       1.4       3.8      0.0       0.0
                                     --------- --------- -------- --------- ---------
TOTALS                                100.0%    100.0%    100.0%   100.0%    100.0%
Mortgage Pool Balance ($ millions)    $550.2    $530.4    $486.6   $ 7.1     $ 6.9
% of Initial Pool Balance              89.8%     86.6%     79.4%     1.2%      1.1%
------------------------------------------------------------------------------------

Mortgage Loan Prepayment Provisions
-----------------------------------------------------------------------------------------------
                                 Number         Aggregate         % of      Weighted Average
                                   of           Cut-off          Initial         Stated
 Prepayment Restriction (1)     Mortgage          Date             Pool      Remaining Term
                                 Loans          Balance          Balance          (mo.)
                                --------        ---------        -------    ----------------
LO, then D                         101      $ 552,957,817         90.25%         116
LO, then YM                          6         52,281,526          8.53          103
LO, then PP                          1          7,488,420          1.22           65
                               -------      -------------       -------      -------
Total / Wtd. Avg.                  108      $ 612,727,763        100.00%         114
                               =======      =============       =======      =======
-----------------------------------------------------------------------------------------------

Mortgage Loan Prepayment Provisions
------------------------------------------------------------------------------------
                                   Lockout/Defeasance Term        Weighted Average #
                                 (mo.)/% of Weighted Average       of Months Open to
 Prepayment Restriction (1)       Stated Remaining Term of        Prepayment Prior to
                                            Lockout                   Maturity/ARD
                                  --------------------------      -------------------
LO, then D                             113         97.48%                     3
LO, then YM                             40         38.34                      4
LO, then PP                              5          7.69%                     3
                                  --------     ---------               --------
Total / Wtd. Avg.                      105         92.27%                     3
                                  ========     =========               ========
------------------------------------------------------------------------------------

(1) LO = Lockout; D = Defeasance; PP = Percentage Premium;
    YM = Yield Maintenance

--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.
                                                                              16

                                                               October 15, 1999
Merrill Lynch Mortgage Investors, Inc. 1999-C1
--------------------------------------------------------------------------------
Mortgage Loan / Collateral Summary

Mortgage Loans by State
------------------------------------------------------------------------------
                      Number of       Aggregate Cut-off       Percentage of
State                Properties          Date Balance     Initial Pool Balance
-----                ----------       -----------------   --------------------
Texas                     23           $    111,830,425           18.25%
California                12                 69,728,053           11.38%
New York                  11                 48,380,931            7.90%
Maryland                   2                 44,529,018            7.27%
Connecticut                7                 43,066,467            7.03%
South Carolina             2                 28,933,747            4.72%
Indiana                    2                 24,936,192            4.07%
Virginia                   6                 21,285,252            3.47%
Nevada                     3                 19,544,204            3.19%
Utah                       1                 18,170,833            2.97%
Other                     48                182,322,641           29.76%
                    --------           ----------------        --------
                         117           $    612,727,763          100.00%
                    ========           ================        ========
------------------------------------------------------------------------------

Range of Mortgage Rates as of the Cut-off Date
-----------------------------------------------------------------------------------------------------------
                                      Number of              Aggregate Cut-off            Percentage of
Range of Mortgage Rates                 Loans                   Date Balance          Initial Pool Balance
-----------------------               ---------              -----------------        --------------------
6.977 - 6.999                              1                $        26,086,864                 4.26%
7.000 - 7.124                              1                          9,507,210                 1.55%
7.125 - 7.249                              1                          4,843,129                 0.79%
7.250 - 7.374                              1                          8,503,715                 1.39%
7.375 - 7.499                              2                         19,450,598                 3.17%
7.500 - 7.624                              6                         66,604,470                10.87%
7.625 - 7.749                              3                         25,802,030                 4.21%
7.750 - 7.874                             14                        104,354,966                17.03%
7.875 - 7.999                             10                         73,960,275                12.07%
8.000 - 8.124                              8                         39,767,824                 6.49%
8.125 - 8.249                              9                         62,209,173                10.15%
8.250 - 8.374                              8                         23,843,137                 3.89%
8.375 - 8.499                             24                         77,589,996                12.66%
8.500 - 8.624                              9                         28,055,644                 4.58%
8.625 - 8.749                              2                          7,181,544                 1.17%
8.750 - 8.874                              2                          9,285,484                 1.52%
8.875 - 8.999                              2                         15,376,847                 2.51%
9.000 - 9.124                              1                          6,690,463                 1.09%
9.125 - 9.249                              2                          1,720,394                 0.28%
9.250 - 9.374                              1                            797,213                 0.13%
9.500 - 9.500                              1                          1,096,789                 0.18%
                                   ---------                 ------------------          -----------
Total / Wtd. Avg.                        108                 $      612,727,763               100.00%
                                   =========                 ==================          ===========
-----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.
                                                                              17

                                                               October 15, 1999
Merrill Lynch Mortgage Investors, Inc. 1999-C1
--------------------------------------------------------------------------------
Mortgage Loan / Collateral Summary


Range of Cut-off Date Balances
----------------------------------------------------------------------------------------------------------------
                                               Number of           Aggregate Cut-off            Percentage of
Range of Cut-off Date Balances                   Loans                Date Balance          Initial Pool Balance
------------------------------                 ---------           -----------------        --------------------
  $     721,001 - $    999,999                        6             $   5,199,857                  0.85%
  $   1,000,000 - $  1,999,999                       22                34,897,971                  5.70%
  $   2,000,000 - $  2,999,999                       22                51,755,572                  8.45%
  $   3,000,000 - $  3,999,999                        8                27,567,589                  4.50%
  $   4,000,000 - $  4,999,999                        8                36,933,995                  6.03%
  $   5,000,000 - $  5,999,999                        3                16,840,805                  2.75%
  $   6,000,000 - $  6,999,999                       12                77,742,701                 12.69%
  $   7,000,000 - $  7,999,999                        2                15,471,458                  2.53%
  $   8,000,000 - $  8,999,999                        7                59,655,993                  9.74%
  $   9,000,000 - $  9,999,999                        3                28,386,930                  4.63%
  $  10,000,000 - $ 14,999,999                        5                62,179,666                 10.15%
  $  15,000,000 - $ 19,999,999                        7               123,789,541                 20.20%
  $  20,000,000 - $ 24,999,999                        1                20,930,804                  3.42%
  $  25,000,000 - $ 26,086,864                        2             $  51,374,881                  8.38%
                                               --------             -------------           -----------
Total / Wtd. Avg.                                   108             $ 612,727,763                100.00%
                                               ========             =============           ===========
-----------------------------------------------------------------------------------------------------------


Range of Debt Service Coverage Ratios as of the Cut-off Date
-----------------------------------------------------------------------------------------------------------
                                      Number of              Aggregate Cut-off            Percentage of
Range of DSCRs                          Loans                   Date Balance          Initial Pool Balance
--------------                        ---------              -----------------        --------------------
1.20 - 1.29                               49               $     320,253,483                  52.27%
1.30 - 1.39                               25                     129,063,235                  21.06%
1.40 - 1.49                               15                      70,851,307                  11.56%
1.50 - 1.59                                4                      12,301,886                   2.01%
1.60 - 1.69                                4                      22,685,181                   3.70%
1.70 - 1.79                                5                      37,891,220                   6.18%
2.00 - 2.49                                3                       6,021,926                   0.98%
2.50 - 2.99                                1                       4,986,533                   0.81%
3.00 - 3.49                                1                       1,982,529                   0.32%
3.50 - 3.89                                1                       6,690,463                   1.09%
                                    --------                ----------------            -----------
Total / Wtd. Avg.                        108                $    612,727,763                 100.00%
                                    ========                ================            ===========
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.
                                                                              18

                                                               October 15, 1999
Merrill Lynch Mortgage Investors, Inc. 1999-C1
--------------------------------------------------------------------------------
Mortgage Loan / Collateral Summary



Range of LTV Ratios as of the Cut-off Date

--------------------------------------------------------------------------------
                         Number of      Aggregate Cut-off        Percentage of
Range of LTV Ratios        Loans           Date Balance     Initial Pool Balance
-------------------      ---------      -----------------   --------------------
40.54 - 50.00                  3      $        9,537,172            1.56%
50.01 - 60.00                  8              29,635,456            4.84%
60.01 - 70.00                 39             194,762,833           31.79%
70.01 - 79.85                 58             378,792,302           61.82%
                         -------      ------------------       ---------
Total / Wtd. Avg.            108      $      612,727,763          100.00%
                         =======      ==================       =========
--------------------------------------------------------------------------------



Range of LTV Ratios as of the Mortgage Loan Maturity Dates/Anticipated Repayment Dates
----------------------------------------------------------------------------------------------------------
                                         Number of           Aggregate Cut-off            Percentage of
Range of Maturity LTV Ratios               Loans                Date Balance          Initial Pool Balance
----------------------------             ---------           -----------------        --------------------
33.90 - 50.00                                 10           $        36,924,992                 6.03%
50.01 - 60.00                                 28                   124,353,939                20.30%
60.01 - 70.00                                 60                   365,697,232                59.68%
70.01 - 73.18                                 10                    85,751,600                14.00%
                                         -------            ------------------            ---------
Total / Wtd. Avg.                            108            $      612,727,763               100.00%
                                         =======            ==================            =========
----------------------------------------------------------------------------------------------------------



Range of Remaining Term in Months
----------------------------------------------------------------------------------------------------------
                                          Number of          Aggregate Cut-off            Percentage of
Range of Remaining Terms (Mos.)             Loans               Date Balance          Initial Pool Balance
-------------------------------           ---------           -----------------       ---------------------
63 - 72                                         2           $        16,995,630                 2.77%
85 - 96                                         1                    11,962,178                 1.95%
97 - 108                                        3                    39,433,708                 6.44%
109 - 120                                     101                   536,212,864                87.51%
121 - 139                                       1                     8,123,382                 1.33%
                                           ------           -------------------           ----------
Total / Wtd. Avg.                             108           $       612,727,763               100.00%
                                           ======           ===================           ==========
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.
                                                                              19

                             Computational Materials
                              MLMI, Series 1999-C1
--------------------------------------------------------------------------------
                          Price/Yield to Maturity Table
                               Bond Sensitivities

                                    Class A-1
                                Bond Type - Fixed

Settlement Date:     11/4/99                     Current Balance:   $100,000,000
Next Payment:       12/15/99                     Current Coupon:          7.360%

                                                   --------------------------------------------------------------
                                                       0% CPR While Subject to Lockout or Yield Maintenance*
                                  ---------------  --------------------------------------------------------------
                                     0.00% CPR       25.00%    CPR    50.00%   CPR    75.00%   CPR    100.00% CPR
                          Price      Yield   Dur      Yield    Dur    Yield    Dur    Yield    Dur    Yield    Dur
                          ------  ---------------  --------------------------------------------------------------
                          99-00       7.64  4.33       7.66   4.20     7.66  4.12     7.67  4.07      7.68   3.99
                          99-04       7.61             7.62            7.63           7.64            7.64
                          99-08       7.58             7.60            7.60           7.61            7.61
                          99-12       7.55             7.57            7.57           7.58            7.58

                          99-16       7.52  4.34       7.54   4.21     7.54  4.13     7.55  4.08      7.55   4.00
                          99-20       7.49             7.51            7.51           7.52            7.52
                          99-24       7.47             7.48            7.48           7.48            7.49
                          99-28       7.44             7.45            7.45           7.45            7.46

                         100-00       7.41  4.35       7.42   4.22     7.42  4.14     7.42  4.09      7.42   4.02
                         100-04       7.38             7.39            7.39           7.39            7.39
                         100-08       7.35             7.36            7.36           7.36            7.36
                         100-12       7.32             7.33            7.33           7.33            7.33

                         100-16       7.29  4.36       7.30   4.23     7.30  4.15     7.30  4.11      7.30   4.03
                         100-20       7.26             7.27            7.27           7.27            7.27
                         100-24       7.24             7.24            7.24           7.24            7.24
                         100-28       7.21             7.21            7.21           7.21            7.21

                         101-00       7.18  4.37       7.18   4.24     7.18  4.16     7.18  4.12      7.18   4.04
                         101-04       7.15             7.15            7.15           7.15            7.15
                         101-08       7.12             7.12            7.12           7.12            7.12
                         101-12       7.09             7.09            7.09           7.09            7.09

                         101-16       7.07  4.37       7.06   4.25     7.06  4.17     7.06  4.13      7.06   4.05
                         101-20       7.04             7.04            7.03           7.03            7.03
                         101-24       7.01             7.01            7.00           7.00            7.00
                         101-28       6.98             6.98            6.97           6.97            6.96

                         102-00       6.95  4.38       6.95   4.26     6.95  4.18     6.94  4.14      6.93   4.06

                  Wtd. Avg. Life      5.64             5.47            5.37           5.31            5.20

                        1st Prin  12/15/99         12/15/99        12/15/99       12/15/99        12/15/99
                            Mat.   6/15/08          6/15/08         6/15/08        5/15/08         3/15/08

--------------------------------------------------------------------------------
* Assumes required application of prepayment penalties allocated to bondholders
--------------------------------------------------------------------------------

These tables have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future.

The tables are intended to illustrate variations in yield on the Offered Securities under such assumptions.

No representation is made herein as to the actual rate or timing of principal payments on any of the underlying Mortgage Loans in the Mortgage Pool or the performance characteristics of the Offered Securities.

                             Computational Materials
                              MLMI, Series 1999-C1
--------------------------------------------------------------------------------
                          Price/Yield to Maturity Table
                               Bond Sensitivities

                                    Class A-2
                                Bond Type - Fixed

Settlement Date:     11/4/99                     Current Balance:   $350,354,000
Next Payment:       12/15/99                     Current Coupon:          7.540%


                                                   --------------------------------------------------------------
                                                       0% CPR While Subject to Lockout or Yield Maintenance*
                                  ---------------  --------------------------------------------------------------
                                     0.00% CPR       25.00%   CPR     50.00%  CPR    75.00%  CPR    100.00%  CPR
                          Price      Yield   Dur      Yield   Dur     Yield   Dur    Yield   Dur     Yield   Dur
                          ------  ---------------  --------------------------------------------------------------
                          99-00       7.77  6.61       7.77   6.60     7.77  6.59     7.77  6.58     7.77   6.50
                          99-04       7.75             7.75            7.75           7.75           7.75
                          99-08       7.73             7.73            7.73           7.73           7.73
                          99-12       7.71             7.71            7.71           7.71           7.71

                          99-16       7.69  6.62       7.69   6.61     7.69  6.60     7.69  6.59     7.69   6.51
                          99-20       7.67             7.67            7.67           7.67           7.67
                          99-24       7.65             7.65            7.65           7.65           7.65
                          99-28       7.63             7.63            7.63           7.63           7.63

                         100-00       7.62  6.63       7.62   6.62     7.62  6.61     7.62  6.60     7.61   6.52
                         100-04       7.60             7.60            7.60           7.60           7.60
                         100-08       7.58             7.58            7.58           7.58           7.58
                         100-12       7.56             7.56            7.56           7.56           7.56

                         100-16       7.54  6.64       7.54   6.63     7.54  6.62     7.54  6.61     7.54   6.53
                         100-20       7.52             7.52            7.52           7.52           7.52
                         100-24       7.50             7.50            7.50           7.50           7.50
                         100-28       7.48             7.48            7.48           7.48           7.48

                         101-00       7.47  6.65       7.47   6.64     7.47  6.63     7.46  6.62     7.46   6.54
                         101-04       7.45             7.45            7.45           7.45           7.44
                         101-08       7.43             7.43            7.43           7.43           7.42
                         101-12       7.41             7.41            7.41           7.41           7.41

                         101-16       7.39  6.66       7.39   6.65     7.39  6.64     7.39  6.63     7.39   6.55
                         101-20       7.37             7.37            7.37           7.37           7.37
                         101-24       7.35             7.35            7.35           7.35           7.35
                         101-28       7.34             7.34            7.34           7.33           7.33

                         102-00       7.32  6.67       7.32   6.66     7.32  6.65     7.32  6.64     7.31   6.56

                  Wtd. Avg. Life      9.60             9.59            9.57           9.55           9.37

                        1st Prin   6/15/08          6/15/08         6/15/08        5/15/08        3/15/08
                            Mat.   9/15/09          9/15/09         9/15/09        8/15/09        6/15/09


--------------------------------------------------------------------------------
* Assumes required application of prepayment penalties allocated to bondholders
--------------------------------------------------------------------------------

These tables have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future.

The tables are intended to illustrate variations in yield on the Offered Securities under such assumptions.

No representation is made herein as to the actual rate or timing of principal payments on any of the underlying Mortgage Loans in the Mortgage Pool or the performance characteristics of the Offered Securities.

                             Computational Materials
                              MLMI, Series 1999-C1
--------------------------------------------------------------------------------
                          Price/Yield to Maturity Table
                               Bond Sensitivities

                                     Class B
                      Bond Type - Minimum of NWAC or Fixed

Settlement Date:     11/4/99                     Current Balance:    $33,700,000
Next Payment:       12/15/99                     Current Coupon:          7.690%



                                                   --------------------------------------------------------------
                                                       0% CPR While Subject to Lockout or Yield Maintenance*
                                  ---------------  --------------------------------------------------------------
                                     0.00% CPR        25.00%   CPR    50.00%  CPR    75.00%  CPR   100.00%   CPR
                          Price      Yield   Dur      Yield    Dur    Yield   Dur    Yield   Dur    Yield    Dur
                          ------  ---------------  --------------------------------------------------------------
                          98-16       8.00  6.67       8.00   6.67     8.00  6.67     8.00  6.66     8.00   6.58
                          98-20       7.98             7.98            7.98           7.98           7.98
                          98-24       7.96             7.96            7.96           7.96           7.96
                          98-28       7.94             7.94            7.94           7.94           7.94

                          99-00       7.92  6.68       7.92   6.68     7.92  6.68     7.92  6.67     7.92   6.59
                          99-04       7.90             7.90            7.90           7.90           7.90
                          99-08       7.88             7.88            7.88           7.88           7.88
                          99-12       7.86             7.86            7.86           7.86           7.86

                          99-16       7.84  6.69       7.84   6.69     7.84  6.69     7.84  6.68     7.84   6.60
                          99-20       7.83             7.83            7.83           7.83           7.83
                          99-24       7.81             7.81            7.81           7.81           7.81
                          99-28       7.79             7.79            7.79           7.79           7.79

                         100-00       7.77  6.70       7.77   6.70     7.77  6.70     7.77  6.69     7.77   6.61
                         100-04       7.75             7.75            7.75           7.75           7.75
                         100-08       7.73             7.73            7.73           7.73           7.73
                         100-12       7.71             7.71            7.71           7.71           7.71

                         100-16       7.70  6.71       7.70   6.71     7.70  6.71     7.70  6.70     7.69   6.62
                         100-20       7.68             7.68            7.68           7.68           7.68
                         100-24       7.66             7.66            7.66           7.66           7.66
                         100-28       7.64             7.64            7.64           7.64           7.64

                         101-00       7.62  6.72       7.62   6.72     7.62  6.72     7.62  6.71     7.62   6.63
                         101-04       7.60             7.60            7.60           7.60           7.60
                         101-08       7.58             7.58            7.58           7.58           7.58
                         101-12       7.57             7.57            7.57           7.57           7.56

                         101-16       7.55  6.73       7.55   6.73     7.55  6.73     7.55  6.72     7.54   6.64

                  Wtd. Avg. Life      9.86             9.86            9.86           9.84           9.66

                        1st Prin   9/15/09          9/15/09         9/15/09        8/15/09        6/15/09
                            Mat.   9/15/09          9/15/09         9/15/09        9/15/09        7/15/09


--------------------------------------------------------------------------------
* Assumes required application of prepayment penalties allocated to bondholders
--------------------------------------------------------------------------------

These tables have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future.

The tables are intended to illustrate variations in yield on the Offered Securities under such assumptions.

No representation is made herein as to the actual rate or timing of principal payments on any of the underlying Mortgage Loans in the Mortgage Pool or the performance characteristics of the Offered Securities.

                             Computational Materials
                              MLMI, Series 1999-C1
--------------------------------------------------------------------------------
                          Price/Yield to Maturity Table
                               Bond Sensitivities

                                     Class C
                      Bond Type - Minimum of NWAC or Fixed

Settlement Date:     11/4/99                     Current Balance:    $27,573,000
Next Payment:       12/15/99                     Current Coupon:          7.900%

                                                   --------------------------------------------------------------
                                                       0% CPR While Subject to Lockout or Yield Maintenance*
                                  ---------------  --------------------------------------------------------------
                                     0.00%   CPR      25.00%   CPR    50.00%  CPR    75.00%  CPR   100.00%   CPR
                          Price      Yield   Dur      Yield    Dur    Yield   Dur    Yield   Dur    Yield    Dur
                          ------  ---------------  --------------------------------------------------------------
                          98-09       8.25  6.60       8.25   6.60     8.25  6.60     8.25  6.60     8.25   6.55
                          98-13       8.23             8.23            8.23           8.23           8.23
                          98-17       8.21             8.21            8.21           8.21           8.21
                          98-21       8.19             8.19            8.19           8.19           8.19

                          98-25       8.17  6.61       8.17   6.61     8.17  6.61     8.17  6.61     8.17   6.56
                          98-29       8.15             8.15            8.15           8.15           8.15
                          99-01       8.13             8.13            8.13           8.13           8.13
                          99-05       8.11             8.11            8.11           8.11           8.11

                          99-09       8.09  6.62       8.09   6.62     8.09  6.62     8.09  6.62     8.09   6.57
                          99-13       8.07             8.07            8.07           8.07           8.08
                          99-17       8.06             8.06            8.06           8.06           8.06
                          99-21       8.04             8.04            8.04           8.04           8.04

                          99-25       8.02  6.63       8.02   6.63     8.02  6.63     8.02  6.63     8.02   6.58
                          99-29       8.00             8.00            8.00           8.00           8.00
                         100-01       7.98             7.98            7.98           7.98           7.98
                         100-05       7.96             7.96            7.96           7.96           7.96

                         100-09       7.94  6.64       7.94   6.64     7.94  6.64     7.94  6.64     7.94   6.59
                         100-13       7.92             7.92            7.92           7.92           7.92
                         100-17       7.91             7.91            7.91           7.91           7.90
                         100-21       7.89             7.89            7.89           7.89           7.89

                         100-25       7.87  6.65       7.87   6.65     7.87  6.65     7.87  6.65     7.87   6.60
                         100-29       7.85             7.85            7.85           7.85           7.85
                         101-01       7.83             7.83            7.83           7.83           7.83
                         101-05       7.81             7.81            7.81           7.81           7.81

                         101-09       7.79  6.66       7.79   6.66     7.79  6.66     7.79  6.66     7.79   6.61

                  Wtd. Avg. Life      9.86             9.86            9.86           9.86           9.75

                        1st Prin   9/15/09          9/15/09         9/15/09        9/15/09        7/15/09
                            Mat.   9/15/09          9/15/09         9/15/09        9/15/09        8/15/09


--------------------------------------------------------------------------------
* Assumes required application of prepayment penalties allocated to bondholders
--------------------------------------------------------------------------------

These tables have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future.

The tables are intended to illustrate variations in yield on the Offered Securities under such assumptions.

No representation is made herein as to the actual rate or timing of principal payments on any of the underlying Mortgage Loans in the Mortgage Pool or the performance characteristics of the Offered Securities.

                             Computational Materials
                              MLMI, Series 1999-C1
--------------------------------------------------------------------------------
                          Price/Yield to Maturity Table
                               Bond Sensitivities

                                     Class D
                      Bond Type - Minimum of NWAC or Fixed

Settlement Date:     11/4/99                      Current Balance:    $9,191,000
Next Payment:       12/15/99                      Current Coupon:         7.900%


                                                   --------------------------------------------------------------
                                                       0% CPR While Subject to Lockout or Yield Maintenance*
                                  ---------------  --------------------------------------------------------------
                                     0.00% CPR       25.00%   CPR     50.00%  CPR     75.00%  CPR    100.00%  CPR
                          Price      Yield   Dur      Yield   Dur     Yield   Dur     Yield   Dur    Yield    Dur
                          ------  ---------------  --------------------------------------------------------------
                          97-09       8.40  6.58       8.40   6.58     8.40  6.58     8.40  6.58     8.40   6.54
                          97-13       8.38             8.38            8.38           8.38           8.38
                          97-17       8.36             8.36            8.36           8.36           8.36
                          97-21       8.34             8.34            8.34           8.34           8.35

                          97-25       8.32  6.59       8.32   6.59     8.32  6.59     8.32  6.59     8.33   6.55
                          97-29       8.30             8.30            8.30           8.30           8.31
                          98-01       8.29             8.29            8.29           8.29           8.29
                          98-05       8.27             8.27            8.27           8.27           8.27

                          98-09       8.25  6.60       8.25   6.60     8.25  6.60     8.25  6.60     8.25   6.56
                          98-13       8.23             8.23            8.23           8.23           8.23
                          98-17       8.21             8.21            8.21           8.21           8.21
                          98-21       8.19             8.19            8.19           8.19           8.19

                          98-25       8.17  6.61       8.17   6.61     8.17  6.61     8.17  6.61     8.17   6.58
                          98-29       8.15             8.15            8.15           8.15           8.15
                          99-01       8.13             8.13            8.13           8.13           8.13
                          99-05       8.11             8.11            8.11           8.11           8.11

                          99-09       8.09  6.62       8.09   6.62     8.09  6.62     8.09  6.62     8.09   6.59
                          99-13       8.07             8.07            8.07           8.07           8.07
                          99-17       8.06             8.06            8.06           8.06           8.06
                          99-21       8.04             8.04            8.04           8.04           8.04

                          99-25       8.02  6.63       8.02   6.63     8.02  6.63     8.02  6.63     8.02   6.60
                          99-29       8.00             8.00            8.00           8.00           8.00
                         100-01       7.98             7.98            7.98           7.98           7.98
                         100-05       7.96             7.96            7.96           7.96           7.96

                         100-09       7.94  6.64       7.94   6.64     7.94  6.64     7.94  6.64     7.94   6.61

                  Wtd. Avg. Life      9.86             9.86            9.86           9.86           9.78

                        1st Prin   9/15/09          9/15/09         9/15/09        9/15/09        8/15/09
                            Mat.   9/15/09          9/15/09         9/15/09        9/15/09        8/15/09


--------------------------------------------------------------------------------
* Assumes required application of prepayment penalties allocated to bondholders
--------------------------------------------------------------------------------

These tables have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future.

The tables are intended to illustrate variations in yield on the Offered Securities under such assumptions.

No representation is made herein as to the actual rate or timing of principal payments on any of the underlying Mortgage Loans in the Mortgage Pool or the performance characteristics of the Offered Securities.

                             Computational Materials
                              MLMI, Series 1999-C1
--------------------------------------------------------------------------------
                          Price/Yield to Maturity Table
                               Bond Sensitivities

                                     Class E
                      Bond Type - Minimum of NWAC or Fixed

Settlement Date:     11/4/99                     Current Balance:    $21,446,000
Next Payment:       12/15/99                     Current Coupon:          7.900%

                                                    --------------------------------------------------------------
                                                        0% CPR While Subject to Lockout or Yield Maintenance*
                                   ---------------  --------------------------------------------------------------
                                      0.00%   CPR      25.00%   CPR    50.00%  CPR    75.00%  CPR   100.00%   CPR
                           Price      Yield   Dur      Yield    Dur    Yield   Dur    Yield   Dur    Yield    Dur
                           ------  ---------------  --------------------------------------------------------------
                           94-03       8.91  6.51       8.91   6.51     8.91  6.51     8.91  6.51     8.91   6.50
                           94-07       8.89             8.89            8.89           8.89           8.89
                           94-11       8.87             8.87            8.87           8.87           8.87
                           94-15       8.85             8.85            8.85           8.85           8.85

                           94-19       8.83  6.52       8.83   6.52     8.83  6.52     8.83  6.52     8.83   6.51
                           94-23       8.81             8.81            8.81           8.81           8.81
                           94-27       8.79             8.79            8.79           8.79           8.79
                           94-31       8.77             8.77            8.77           8.77           8.77

                           95-03       8.75  6.53       8.75   6.53     8.75  6.53     8.75  6.53     8.75   6.52
                           95-07       8.73             8.73            8.73           8.73           8.73
                           95-11       8.71             8.71            8.71           8.71           8.71
                           95-15       8.69             8.69            8.69           8.69           8.69

                           95-19       8.67  6.54       8.67   6.54     8.67  6.54     8.67  6.54     8.67   6.53
                           95-23       8.65             8.65            8.65           8.65           8.65
                           95-27       8.63             8.63            8.63           8.63           8.63
                           95-31       8.61             8.61            8.61           8.61           8.61

                           96-03       8.59  6.55       8.59   6.55     8.59  6.55     8.59  6.55     8.59   6.54
                           96-07       8.57             8.57            8.57           8.57           8.57
                           96-11       8.55             8.55            8.55           8.55           8.55
                           96-15       8.53             8.53            8.53           8.53           8.53

                           96-19       8.51  6.56       8.51   6.56     8.51  6.56     8.51  6.56     8.51   6.55
                           96-23       8.49             8.49            8.49           8.49           8.49
                           96-27       8.47             8.47            8.47           8.47           8.47
                           96-31       8.45             8.45            8.45           8.45           8.45

                           97-03       8.43  6.58       8.43   6.58     8.43  6.58     8.43  6.58     8.43   6.56

                  Wtd. Avg. Life       9.86             9.86            9.86           9.86           9.84

                        1st Prin    9/15/09          9/15/09         9/15/09        9/15/09        8/15/09
                            Mat.    9/15/09          9/15/09         9/15/09        9/15/09        9/15/09


--------------------------------------------------------------------------------
* Assumes required application of prepayment penalties allocated to bondholders
--------------------------------------------------------------------------------

These tables have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future.

The tables are intended to illustrate variations in yield on the Offered Securities under such assumptions.

No representation is made herein as to the actual rate or timing of principal payments on any of the underlying Mortgage Loans in the Mortgage Pool or the performance characteristics of the Offered Securities.

                           Computational Materials
                             MLMI, Series 1999-C1
--------------------------------------------------------------------------------
                        Price/Yield to Maturity Table
                              Bond Sensitivities

                                   Class F
                     Bond Type - Minimum of NWAC or Fixed

Settlement Date:     11/4/99                      Current Balance:    $7,659,000
Next Payment:       12/15/99                      Current Coupon:         7.900%



                                                    --------------------------------------------------------------
                                                        0% CPR While Subject to Lockout or Yield Maintenance*
                                   ---------------  --------------------------------------------------------------
                                      0.00% CPR       25.00% CPR      50.00% CPR     75.00% CPR    100.00%   CPR
                           Price      Yield   Dur      Yield    Dur    Yield   Dur    Yield   Dur    Yield   Dur
                           ------  ---------------  --------------------------------------------------------------
                           88-31       9.78  6.39       9.78   6.39     9.78  6.39     9.78  6.39     9.78   6.39
                           89-03       9.76             9.76            9.76           9.76           9.76
                           89-07       9.73             9.73            9.73           9.73           9.73
                           89-11       9.71             9.71            9.71           9.71           9.71

                           89-15       9.69  6.40       9.69   6.40     9.69  6.40     9.69  6.40     9.69   6.40
                           89-19       9.67             9.67            9.67           9.67           9.67
                           89-23       9.65             9.65            9.65           9.65           9.65
                           89-27       9.63             9.63            9.63           9.63           9.63

                           89-31       9.60  6.41       9.60   6.41     9.60  6.41     9.60  6.41     9.60   6.41
                           90-03       9.58             9.58            9.58           9.58           9.58
                           90-07       9.56             9.56            9.56           9.56           9.56
                           90-11       9.54             9.54            9.54           9.54           9.54

                           90-15       9.52  6.42       9.52   6.42     9.52  6.42     9.52  6.42     9.52   6.42
                           90-19       9.50             9.50            9.50           9.50           9.50
                           90-23       9.47             9.47            9.47           9.47           9.47
                           90-27       9.45             9.45            9.45           9.45           9.45

                           90-31       9.43  6.43       9.43   6.43     9.43  6.43     9.43  6.43     9.43   6.43
                           91-03       9.41             9.41            9.41           9.41           9.41
                           91-07       9.39             9.39            9.39           9.39           9.39
                           91-11       9.37             9.37            9.37           9.37           9.37

                           91-15       9.35  6.45       9.35   6.45     9.35  6.45     9.35  6.45     9.35   6.45
                           91-19       9.33             9.33            9.33           9.33           9.33
                           91-23       9.30             9.30            9.30           9.30           9.30
                           91-27       9.28             9.28            9.28           9.28           9.28

                           91-31       9.26  6.46       9.26   6.46     9.26  6.46     9.26  6.46     9.26   6.46

                  Wtd. Avg. Life       9.86             9.86            9.86           9.86           9.86

                        1st Prin    9/15/09          9/15/09         9/15/09        9/15/09        9/15/09
                            Mat.    9/15/09          9/15/09         9/15/09        9/15/09        9/15/09


--------------------------------------------------------------------------------
* Assumes required application of prepayment penalties allocated to bondholders
--------------------------------------------------------------------------------

These tables have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future.

The tables are intended to illustrate variations in yield on the Offered Securities under such assumptions.

No representation is made herein as to the actual rate or timing of principal payments on any of the underlying Mortgage Loans in the Mortgage Pool or the performance characteristics of the Offered Securities.